FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, January 13, 2022.
Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on January 14, 2022 and for the fiscal year 2021 year-to-date are as follows:

Estimated Allocations for Monthly Distribution as of December 31, 2021:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0756	$0.0399 (53%)	$0.0061 (8%)	$0.00 (0%)	$0.0296 (39%)

Cumulative Estimated Allocations fiscal year-to-date through November 30, 2021, for the fiscal year ending December 31, 2021:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.8571	$0.4535 (53%)	$0.0810 (10%)	$0.00 (0%)	$0.3226 (37%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital.  A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them.  A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’.  The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes
.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 11/30/2021)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 11/30/2021)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 11/30/2021)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 11/30/2021)[4]
2.69%	10.16%	3.83%	9.60%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through November 30, 2021. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through November 30,
2021.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2020 through November 30, 2021, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period December 31, 2020 through November 30, 2021, as a percentage of the Fund’s NAV as of November 30,
2021.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 165 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company brings extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 70 years of investment experience and over $1.5 trillion in assets under management as of December 31, 2021. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, February 11, 2022.
Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on February 14, 2022 and for the fiscal year 2021 year-to-date are as follows:

Estimated Allocations for Monthly Distribution as of January 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0750	$0.0381 (51%)	$0.0000 (0%)	$0.0000 (0%)	$0.0369 (49%)

Cumulative Estimated Allocations fiscal year-to-date through December 31, 2021, for the fiscal year ending December 31, 2021:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.9327	$0.4934 (53%)	$0.0871 (9%)	$0.00 (0%)	$0.3522 (38%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital.  A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them.  A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’.  The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.  The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 12/31/2021)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 12/31/2021)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 12/31/2021)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 12/31/2021)[4]
2.67%	10.03%	5.16%	10.40%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through December 31, 2021. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through December 31,
2021.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2020 through December 31, 2021, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period December 31, 2020 through December 31, 2021, as a percentage of the Fund’s NAV as of December 31,
2021.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and over $1.5 trillion in assets under management as of January 31, 2022. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, March 11, 2022. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on March 14, 2022 and for the fiscal year 2022 year-to-date are as follows:

Estimated Allocations for Monthly Distribution as of February 28, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0734	$0.0365 (50%)	$0.00 (0%)	$0.00 (0%)	$0.0369 (50%)

Cumulative Estimated Allocations fiscal year-to-date through January 31, 2022, for the fiscal year ending December 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0750	$0.0381 (51%)	$0.00 (0%)	$0.00 (0%)	$0.0369 (49%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 01/31/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 01/31/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 01/31/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 01/31/2022)[4]
1.72%	10.29%	-3.73%	0.88%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through January 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through January 31, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 through January 31, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2021 through January 31, 2022), as a percentage of the Fund’s NAV as of January 31, 2022.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.5 trillion in assets under management as of February 28, 2022. For more information, please visit franklintempleton.com.

#                      #                      #

FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, March 30, 2022. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on March 31, 2022 and for the fiscal year 2022 year-to-date are as follows:

Estimated Allocations for Monthly Distribution as of February 28, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0705	$0.00 (0%)	$0.00 (0%)	$0.00 (0%)	$0.0705 (100%)

Cumulative Estimated Allocations fiscal year-to-date through February 28, 2022, for the fiscal year ending December 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.1484	$0.0746 (50%)	$0.00 (0%)	$0.00 (0%)	$0.0738 (50%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 02/28/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 02/28/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 02/28/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 02/28/2022)[4]
1.03%	10.22%	-6.05%	1.79%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through February 28, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through February 28, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 through February 28, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2021 through February 28, 2022), as a percentage of the Fund’s NAV as of February 28, 2022.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.5 trillion in assets under management as of February 28, 2022. For more information, please visit franklintempleton.com.

#                      #                      #

FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, April 28, 2022. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on April 29, 2022 and for the fiscal year 2022 year-to-date are as follows:

Estimated Allocations for April Monthly Distribution as of March 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0679	$0.0466 (69%)	$0.0000 (0%)	$0.0000 (0%)	$0.0213 (31%)

Cumulative Estimated Allocations fiscal year-to-date as of March 31, 2022, for the fiscal year ending December 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.2189	$0.0746 (34%)	$0.0000 (0%)	$0.0000 (0%)	$0.1443 (66%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 03/31/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 03/31/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 03/31/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 03/31/2022)[4]
0.86%	10.02%	-6.92%	2.69%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through March 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through March 31, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 through March 31, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2021 through March 31, 2022), as a percentage of the Fund’s NAV as of March 31, 2022.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.5 trillion in assets under management as of March 31, 2022. For more information, please visit franklintempleton.com.

#                      #                      #

FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, May 27, 2022. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on May 31, 2022 and for the fiscal year 2022 year-to-date are as follows:

Estimated Allocations for May Monthly Distribution as of April 30, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0669	$0.0542 (81%)	$0.0000 (0%)	$0.0000 (0%)	$0.0127 (19%)

Cumulative Estimated Allocations fiscal year-to-date as of April 30, 2022, for the fiscal year ending December 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.2868	$0.1212 (42%)	$0.0000 (0%)	$0.0000 (0%)	$0.1656 (58%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 04/30/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 04/30/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 04/30/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 04/30/2022)[4]
0.32%	10.15%	-8.67%	3.63%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through April 30, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through April 30, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 through April 30, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2021 through April 30, 2022), as a percentage of the Fund’s NAV as of April 30, 2022.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.5 trillion in assets under management as of April 30, 2022. For more information, please visit franklintempleton.com.

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FRANKLIN LIMITED DURATION INCOME TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST (“FTF” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, June 29, 2022. Franklin Limited Duration Income Trust [NYSE American: FTF]:

The Fund’s estimated sources of the distribution to be paid on June 30, 2022 and for the fiscal year 2022 year-to-date are as follows:

Estimated Allocations for June Monthly Distribution as of May 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0644	$0.0521 (81%)	$0.0000 (0%)	$0.0000 (0%)	$0.0123 (19%)

Cumulative Estimated Allocations fiscal year-to-date as of May 31, 2022, for the fiscal year ending December 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.3537	$0.1754 (50%)	$0.0000 (0%)	$0.0000 (0%)	$0.1783 (50%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan.  FTF estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FTF distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FTF’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 05/31/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 05/31/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 05/31/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 05/31/2022)[4]
-0.17%	10.02%	-10.21%	4.59%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through May 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through May 31, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from December 31, 2021 through May 31, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period (December 31, 2021 through May 31, 2022), as a percentage of the Fund’s NAV as of May 31, 2022.

The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares (the “Plan”). The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

For further information on Franklin Limited Duration Income Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.45 trillion in assets under management as of May 31, 2022. For more information, please visit franklintempleton.com.

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